GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R and Class T Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated October 20, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated February 28, 2017, as supplemented

Effective October 31, 2017, YG Partners, LLC (“YG”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to YG in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety as of that date. Although YG will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from YG prior to that date.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MMALTUMCHG 10-17